EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Aug-04                                                         31-Aug-04

    Distribution Date:      BMW VEHICLE OWNER TRUST 2003-A             Period #
    27-Sep-04               ------------------------------                   17

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

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    Balances
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                                                                          Initial               Period End
        Receivables                                                $1,643,640,298             $769,851,340
        Reserve Account                                               $12,327,302              $13,472,398
        Yield Supplement Overcollateralization                         $9,034,825               $4,443,658
        Class A-1 Notes                                              $380,000,000                       $0
        Class A-2 Notes                                              $455,000,000                       $0
        Class A-3 Notes                                              $470,000,000             $435,802,210
        Class A-4 Notes                                              $296,913,000             $296,913,000
        Class B Notes                                                 $32,692,000              $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                            $812,891,613
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                      $22,544,048
                 Receipts of Pre-Paid Principal                       $19,656,965
                 Liquidation Proceeds                                    $469,644
                 Principal Balance Allocable to Gross Charge-off         $369,615
            Total Receipts of Principal                               $43,040,272

            Interest Distribution Amount
                 Receipts of Interest                                  $3,614,745
                 Servicer Advances                                             $0
                 Reimbursement of Previous Servicer Advances            ($132,316)
                 Accrued Interest on Purchased Receivables                     $0
                 Recoveries                                               $78,458
                 Net Investment Earnings                                  $11,916
            Total Receipts of Interest                                 $3,572,803

            Release from Reserve Account                                       $0

        Total Distribution Amount                                     $46,243,460

        Ending Receivables Outstanding                               $769,851,340

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance          $531,842
        Current Period Servicer Advance                                        $0
        Current Reimbursement of Previous Servicer Advance              ($132,316)
        Ending Period Unreimbursed Previous Servicer Advances            $399,526

    Collection Account
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        Deposits to Collection Account                                $46,243,460
        Withdrawals from Collection Account
            Servicing Fees                                               $677,410
            Class A Noteholder Interest Distribution                   $1,396,238
            First Priority Principal Distribution                              $0
            Class B Noteholder Interest Distribution                      $79,823
            Regular Principal Distribution                            $42,815,116
            Reserve Account Deposit                                            $0
            Unpaid Trustee Fees                                                $0
            Excess Funds Released to Depositor                         $1,274,875
        Total Distributions from Collection Account                   $46,243,460



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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                 $753,205
            Release from Collection Account                            $1,274,875
        Total Excess Funds Released to the Depositor                   $2,028,079

    Note Distribution Account
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        Amount Deposited from the Collection Account                  $44,291,176
        Amount Deposited from the Reserve Account                              $0
        Amount Paid to Noteholders                                    $44,291,176

    Distributions
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        Monthly Principal Distributable Amount                    Current Payment      Ending Balance     Per $1,000      Factor
        Class A-1 Notes                                                        $0                  $0          $0.00       0.00%
        Class A-2 Notes                                                $8,617,326                  $0         $18.94       0.00%
        Class A-3 Notes                                               $34,197,790        $435,802,210         $72.76      92.72%
        Class A-4 Notes                                                        $0        $296,913,000          $0.00     100.00%
        Class B Notes                                                          $0         $32,692,000          $0.00     100.00%

        Interest Distributable Amount                             Current Payment          Per $1,000
        Class A-1 Notes                                                        $0               $0.00
        Class A-2 Notes                                                   $10,413               $0.02
        Class A-3 Notes                                                  $759,833               $1.62
        Class A-4 Notes                                                  $625,992               $2.11
        Class B Notes                                                     $79,823               $2.44



    Carryover Shortfalls
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                                                                           Prior
                                                                      Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                                 $0                  $0             $0
        Class B Interest Carryover Shortfall                                   $0                  $0             $0


    Receivables Data
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                                                                 Beginning Period       Ending Period
        Number of Contracts                                                46,709              44,966
        Weighted Average Remaining Term                                     37.44               36.51
        Weighted Average Annual Percentage Rate                             5.23%               5.22%

        Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
            Current                                                  $687,796,557              89.34%
            1-29 days                                                 $67,949,992               8.83%
            30-59 days                                                $11,163,930               1.45%
            60-89 days                                                 $1,620,232               0.21%
            90-119 days                                                  $561,570               0.07%
            120-149 days                                                 $759,060               0.10%
            Total                                                    $769,851,340             100.00%
            Delinquent Receivables +30 days past due                  $14,104,791               1.83%


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        Write-offs
            Gross Principal Write-Offs for Current Period                $369,615
            Recoveries for Current Period                                 $78,458
            Net Write-Offs for Current Period                            $291,157

            Cumulative Realized Losses                                 $4,804,749


        Repossessions                                               Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance           $1,817,468                  74
            Ending Period Repossessed Receivables Balance              $1,688,809                  74
            Principal Balance of 90+ Day Repossessed Vehicles            $223,002                  11



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                               $4,668,815
        Beginning Period Amount                                        $4,668,815
        Ending Period Required Amount                                  $4,443,658
        Current Period Release                                           $225,157
        Ending Period Amount                                           $4,443,658
        Next Distribution Date Required Amount                         $4,223,930

    Reserve Account
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        Beginning Period Required Amount                              $14,225,603
        Beginning Period Amount                                       $14,225,603
        Net Investment Earnings                                           $11,916
        Current Period Deposit                                                 $0
        Current Period Release to Collection Account                           $0
        Current Period Release to Depositor                              $753,205
        Ending Period Required Amount                                 $13,472,398
        Ending Period Amount                                          $13,472,398

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